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                                                                   EXHIBIT 10.21

SHAWMUT

--------------------------------------------------------------------------------
One Federal Street, Boston MA 02211
Tel 617 292 2000

                            LINE OF CREDIT AGREEMENT
                        FOR THE ACQUISITION OF EQUIPMENT
                               ($500,000.00 LINE)


                                    January 13, 1995

Bottomline Technologies, Inc.
One Court Street
Exeter, NH  03833-2742

Attn:  Mr. Dan McGurl
       President

Gentlemen:

  We (hereinafter "LENDER") are pleased to advise you (here in- after referred to as the "BORROWER") that Lender has established a line of credit of up to Five Hundred Thousand ($500,000.00) Dollars (subject to limitations contained herein) (hereinafter the "CREDIT LIMIT") for Borrower to be used exclusively for the purchase of new equipment. This line of credit is subject to the following terms and conditions:

  1. Any advances, extensions of credit, or loan of funds pursuant to this line of credit (hereinafter collectively and separately referred to as the "LOAN") will be made only if in the opinion of Lender there has been no material adverse change of circumstances and if there exists no Event(s) of Default (as hereinafter defined). No advances, extensions of credit, or loan of funds will be made after the first to occur of: (a) the date on which outstanding principal balance of the Loans equals the Credit Limit; or (b) on December 31, 1995. Any sums prepaid hereunder shall not be readvanced.

  2. Borrower agrees that each monthly or other statement of account mailed or delivered by Lender to Borrower pertaining to the outstanding balance of the Loan, the amount of interest due thereon, fees, and costs and expenses shall be final, conclusive and binding on Borrower absent manifest error and shall constitute an "account stated" with respect to the matters contained therein unless within forty (40) calendar days from when such statement is mailed or if not mailed, delivered to Borrower, Borrower shall deliver to Lender written notice of any objections which it may have as to such
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statement of account and in such event, only the terms to which objection is expressly made in such notice shall be considered to be disputed by Borrower.

  3. Interest will be charged to Borrower at a rate which is the daily equivalent to the Corporate Base Rate in effect from time to time, upon any balance owing to Lender at the close of each day. The rate of interest payable by Borrower shall be changed effective as of that date in which a change in the Corporate Base Rate becomes effective. Interest shall be computed on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days. Such interest shall be payable monthly in arrears on the first (1st) day of each month, commencing on the first of such dates next succeeding the date hereof. Upon the occurrence of an Event of Default hereunder, interest on unpaid balances shall thereafter be payable at a fluctuating interest rate per annum equal to three percent (3%) greater than the rate of interest specified herein.

  The term "CORPORATE BASE RATE" as used herein shall mean the rate of interest announced by Lender from time to time as its Corporate Base Rate, it being understood that such rate is a reference rate and not necessarily the lowest rate of interest charged by Lender.

  4. The Borrower hereby authorizes Lender to charge the amount of all interest, principal payments and fees, when due and payable hereunder, against Borrower's loan account created pursuant to Borrower's Loan Agreement with the Lender of even date (the "LOAN AGREEMENT").

  5. The Loan may, but need not, be evidenced by notes in a form reasonably satisfactory to Lender, but in the absence of notes, shall be conclusively
evidenced by Lender's records of disbursements, absent manifest error.   The
Loan, together with interest thereon, is secured pursuant to a Security Agreement (All Assets) of even date.

  6. Borrower may draw upon this line of credit by presenting to Lender: (i) an invoice from the vendor of such equipment in a form acceptable to Lender, which includes, without limitation, the purchase price of such equipment, including all accessions thereto, net of all discounts, rebates, and other dealer or manufacturer incentives; and (ii) a certificate of origin, bill of sale, or other documentation satisfactory to Lender evidencing that the equipment being purchased is new and unused equipment (Items (i) and (ii) are hereinafter referred to as the "EQUIPMENT DOCUMENTATION"). The Equipment Documentation shall be delivered to the Lender accompanied by an Equipment Documentation Certification in the form of EXHIBIT A annexed hereto.

  7. The aggregate principal amount of any Loan made against any Equipment Documentation shall not exceed eighty percent (80%) of the net purchase price (exclusive of any soft costs, transportation or installation charges) of the equipment referred to therein.

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  8. Lender agrees that so long as Borrower complies with the terms and conditions of this Line of Credit Agreement, and provides not less than twenty-four (24) hours notice of any proposed Loan, Lender shall cause the amount of such Loan to be made available to Borrower at the time and in the manner requested by Borrower; provided, however, that Lender shall have no obligation to make the requested Loan if, after giving effect to the requested Loan, the outstanding principal balance of all Loans under this Line of Credit Agreement will exceed the Credit Limit.

  9. Borrower will pay or reimburse Lender for all reasonable expenses, including attorneys' fees, which Lender may in any way incur in connection with this agreement or any other agreement between Borrower and Lender or with any Loan or which result from any claim or action by any third person against Lender which would not have been asserted were it not for Lender's relationship with Borrower hereunder or otherwise.

  10. The Loan will be due and payable in full on December 31, 1995 unless Borrower elects to convert the principal balance of the Loan or increment thereof of at least $100,000.00 into a term loan(s) by execution of a Secured Term Note (Equipment) in substantially the form of EXHIBIT B attached hereto, with appropriate insertions in the space provided reflecting the actual amount of the Loan. The Loan (or increments thereof) shall then mature and bear interest as provided in the applicable Secured Term Note (Equipment) and shall otherwise be subject to the terms and conditions of that Note and of this Line of Credit Agreement.

  11. Upon the occurrence of any one or more of the following events (hereinafter "EVENTS OF DEFAULT"), any and all obligations of Borrower to Lender shall become immediately due and payable, at the option of Lender and without notice or demand. The occurrence of any such Event of Default shall also constitute, without notice or demand, a default under all other agreements between Lender and Borrower and instruments and papers given Lender by Borrower, whether such agreements, instruments, or papers now exist or hereafter arise.

  (a) The failure by Borrower to pay when due any amount due under this Line of Credit Agreement.

  (b) The termination of the Loan Agreement, or the occurrence of an Event of Default as described in the Loan Agreement.

  12. Borrower agrees that notwithstanding anything contained herein, the Loan Agreement or otherwise, if the Borrower shall pay off all amounts due under the Loan Agreement, Lender shall have the right to demand the immediate payment of the balance due under this Line of Credit Agreement.

  13. The execution, delivery and performance of this Line of Credit Agreement, any Note or any other instrument or document at any time required in respect hereof

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or of the Loan are within the corporate powers of Borrower, and not in contravention of law, the Articles of Organization or By-Laws of Borrower or any amendment thereof, or of any indenture, agreement or undertaking to which Borrower is a party or may otherwise be bound, and each such instrument and document represents a valid and binding obligation of Borrower and is fully enforceable according to its terms. Borrower will, concurrently with the execution of this Line of Credit Agreement, furnish Lender with the opinion of counsel for Borrower with respect to any or all of the foregoing or other matters, such opinion to be in substance and form satisfactory to Lender.

  14. This Line of Credit Agreement is supplementary to each and every other agreement between Borrower and Lender an shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and Lender be construed to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of Borrower hereunder unless such other agreement specifically refers to this Line of Credit Agreement and expressly so provides.

  15. This Line of Credit Agreement and the covenants and agreements herein contained shall continue in full force and effect and shall be applicable not only in respect of the Loan, but also to all other obligations, liabilities and undertakings of Borrower to Lender whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, until all such obligations, liabilities and undertakings have been paid or otherwise satisfied in full. No delay or omission on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Lender on any future occasion. This Line of Credit Agreement is intended to take effect as a sealed instrument, shall be governed by and construed according to the laws of the Commonwealth of Massachusetts, shall be binding upon Lender's and Borrower's successors and assigns and shall inure to the benefit of Lender's and Borrower's successors and assigns.

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                                     Very truly yours,

                                     Shawmut Bank, N.A.



                                     By:     /s/  Robert A. Lupien
                                          -------------------------------------
                                             Robert A. Lupien, Vice President


Bottomline Technologies, Inc.

By:    /s/  James L.  Loomis
   ----------------------------
   James L. Loomis, Treasurer

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                                   EXHIBIT A
                                   ---------

                     EQUIPMENT DOCUMENTATION CERTIFICATION

  The undersigned, ____________________ of Bottomline Technologies, Inc. (the "BORROWER") hereby certifies to Shawmut Bank, N.A., that:

  1. The attached copy of the Equipment Documentation (as defined in Paragraph 6 of the Borrower's Line of Credit Agreement for the Acquisition of Equipment dated _________________ 1995), is a true, correct and complete copy of the Equipment Documentation;

  2. The net purchase price (exclusive of soft cost, transportation and installation charges) of the equipment referred to in the attached Equipment Documentation is in the amount of $________;

  3. The soft cost, transportation and installation charges of the equipment referred to in the attached Equipment Documentation is in the amount of $_______;

  4. The total purchase price of the equipment referred to in the attached Equipment Documentation (the net purchase price, plus the soft cost, transportation and installation charges) is in the amount of $________; and

  5. The aggregate principal amount of the Loan requested in connect ion with the attached Equipment Documentation does not exceed eighty percent (80%) of the net purchase price of the equipment set forth in Item 2 above.

                                 Bottomline Technologies, Inc.


                                 ------------------------------
                                        Name:
                                 Title:


Date: ______________, 1995

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                                   EXHIBIT B
                                   ---------

                               SECURED TERM NOTE
                                  (EQUIPMENT)


$________________                             _________________, 1995

                                    Boston, Massachusetts

  For value received, the undersigned promises to pay to Shawmut Bank, N.A. ("LENDER"), or order, at its office, the principal sum of (INSERT AMOUNT DUE
                                                           -----------------
PURSUANT TO THE LINE OF CREDIT AGREEMENT FOR THE ACQUISITION OF EQUIPMENT) in
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thirty-six (36) installments as follows:  $_____________ [1/36th of the principal balance] on ___________________, 199__, and the same amount (except the last installment which shall be the unpaid balance) on the first day of each month thereafter until this Note is fully paid, with interest from the date hereof on the said principal sum from time to time outstanding at the [fixed rate to be determined or] the Corporate Base Rate. Such interest shall be payable monthly in arrears on the first day of each month, commencing on the first of such dates next succeeding the date hereof. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. If this Note is not paid in full on the date of maturity or upon the exercise by Lender of its rights in the event of the undersigned's default, interest on unpaid balances shall thereafter be payable at a fluctuating interest rate per annum equal to three percent (3%) greater than the rate of interest specified herein.

  The term "CORPORATE BASE RATE" as used herein shall mean the rate of interest announced by Lender from time to time as its Corporate Base Rate, it being understood that such rate is a reference rate and not necessarily the lowest rate of interest charged by Lender.

  The undersigned hereby authorizes Lender to charge the amount of all monthly interest and principal payments, when due and payable hereunder, against the undersigned's loan account created pursuant to a Loan Agreement dated January 13, 1995 (the "AGREEMENT").

  At the option of the Lender, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of (i) a default of any liability, obligation or undertaking of the undersigned, hereunder or otherwise, including failure to pay in full and when due any installment of principal or interest hereunder; (ii) an Event of Default as defined in the Agreement; or (iii) termination of the Agreement.

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  Any deposits or other sums at any time credited by or due from Lender to the undersigned or any guarantor hereof, and any securities or other property of the undersigned or any such guarantor, in the possession of Lender, may at any and all times be held and treated as security for the payment of the liabilities hereunder; and Lender may apply or set off such deposits or other sums, at any time after default hereunder, and without notice to the undersigned or to any such guarantor, against any of such liabilities, whether or not the same have matured, and whether or not other collateral is available to Lender.

  The undersigned agrees to pay all costs of collection including reasonable fees of attorney.

  No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right of such Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the Lender collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

  This Note is secured pursuant to a Security Agreement (All Assets) dated January 13, 1995.

  This Note represents amounts loaned to Borrower pursuant to a Line of Credit Agreement for the Acquisition of Equipment dated January 13, 1995.

  All rights and obligations hereunder shall be governed by the law of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


WITNESS:                               Bottomline Technologies, Inc.


_______________________                By: ____________________________

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